111-P1 05/25

FRANKLIN U.S. GOVERNMENT MONEY FUND

SUPPLEMENT DATED MAY 23, 2025

TO THE PROSPECTUS DATED NOVEMBER 1, 2024, OF

FRANKLIN U.S. GOVERNMENT MONEY FUND (THE “FUND”)

The following is added to the appendix titled “Appendix A – Intermediary Sales Charge Discounts and Waivers” in the Fund’s Prospectus:

EDWARD D. JONES & CO., L.P. ("EDWARD JONES")

Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or letter of intent

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Please retain this supplement for future reference.